Van Kampen Bond Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                 ABN
                                                                 AMRO
  SLM   7/11/    -     $100.0 $2,000,  1,600,    0.08%  0.75%   Incorp    BNP
Corpor    06             0    000,000    000                    orated  Pariba
 ation                                                          , BNP      s
 Note                                                           Pariba
5.6669                                                            s,
   %                                                            Goldma
7/26/2                                                            n,
  010                                                           Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Lehman
                                                                Brothe
  CVS   8/10/    -     $99.82 $1,500,  385,00    0.03%  0.18%    rs,    Lehman
Corpor    06                  000,000     0                      Banc   Brothe
 ation                                                            of      rs
Senior                                                          Americ
 Note                                                             a
 5.75%                                                          Securi
8/15/0                                                           ties
   6                                                             LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                 Banc
                                                                  of
 Time   11/8/    -     $100.0 $2,000,  2,340,    0.12%  1.07%   Americ   Banc
Warner    06             0    000,000    000                      a       of
 Inc.                                                           Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                S, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l
                                                                Credit
                                                                Suisse
Washin  12/06    -     $100.0 $500,00  300,00    0.06%  0.14%     ,     Credit
 gton    /06             0     0,000      0                     Goldma  Suisse
Mutual                                                            n,
Prefer                                                          Sachs
  red                                                           & Co.,
Fundin                                                          Lehman
   g                                                            Brothe
 Trust                                                           rs,
  II                                                            Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods
                                                                Lehman
 Home   12/13    -     $100.0 $750,00  620,00    0.08%  0.29%   Brothe  Lehman
 Depot   /06             0     0,000      0                      rs,    Brothe
 Inc.                                                           Merril    rs
5.490%                                                            l
  due                                                           Lynch
12/16/                                                          & Co.,
  09                                                            JPMorg
                                                                 an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.